SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 28, 1999

                         HUMAN PHEROMONE SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)


           CALIFORNIA                  0-23544                   94-3107202
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


     4034 CLIPPER COURT, FREMONT, CALIFORNIA                      94538
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    (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code: (510) 226-6874
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          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS


                  The following unaudited balance sheet information as of December 31, 1998 is being provided by the Registrant at the request of the Nasdaq Stock Market.

                         HUMAN PHEROMONE SCIENCES, INC.
                       Unaudited Balance Sheet Information
                                December 31, 1998
                                                                    December 31,
                                                                       1998
                                                                   ------------
Assets

Current assets:
  Cash and cash equivalents                                        $     76,696
  Accounts receivable, net of allowances of $677,735                  2,051,574
  Inventory                                                           2,894,541
  Other current assets                                                  138,635
                                                                   ------------
Total current assets                                                  5,161,446

Property and equipment, net                                              58,596
                                                                   ------------

                                                                   $  5,220,042
                                                                   ============


Liabilities and Shareholders' equity

Current liabilities:
  Accounts payable                                                 $    691,674
  Loan payable, bank                                                    773,534
  Other accrued expenses                                              1,345,204
                                                                   ------------
Total current liabilities                                             2,810,412

Commitments                                                                --

Shareholders' equity:
  Convertible preferred stock, issuable in series,
    no par value, 10,000,000 shares authorized,
    1,439,333 issued and outstanding                                  2,745,535
  Common stock, no par value, 40,000,000 shares authorized,
    10,289,488 shares issued and outstanding                         17,667,024
  Accumulated deficit                                               (18,002,929)
                                                                   ------------
Total shareholders' equity                                            2,409,630
                                                                   ------------

                                                                   $  5,220,042
                                                                   ============

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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HUMAN PHEROMONE SCIENCES, INC.



Date:  January 28, 1999         By: /s/ William P. Horgan
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                                     William P. Horgan, Chief Executive Officer




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